Exhibit 99.1
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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 August 11, 2008

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the three months ended June 30, 2008:
---------------------------------------------------------------

The Company's net loss for the three months ended June 30, 2008 was $.16 per share compared to $.31 per share for the three months ended June 30, 2007.

Continuing Operations:

Loss from continuing operations was $.17 per share for the three months ended June 30, 2008 compared to $.34 per share for the three months ended June 30, 2007. This decrease of $.17 per share is primarily attributable to the $.15 per share decrease in the Company's share of the loss from joint ventures.

The Company has a 29% ownership interest in four joint ventures that own nine shopping mall properties and accounts for these investments under the equity method of accounting. The Company's share of the loss from joint ventures was $.02 per share for the three months ended June 30, 2008 compared to $.17 per share for the three months ended June 30, 2007. This decrease of $.15 per share is primarily attributable to the fact that the Company's basis in some of these investments has been reduced to zero. For the three months ended June 30, 2008, losses on these investments were only recorded to the extent of their basis and thereafter, any distributions received on such investments were recorded in income.

Discontinued Operations:

The total income from discontinued operations was $.01 per share for the three months ended June 30, 2008 compared $.03 per share for the three months ended June 30, 2007.

The three months ended June 30, 2007 included a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Results of operations for the six months ended June 30, 2008:
-------------------------------------------------------------

The Company's net loss for the six months ended June 30, 2008 was $.40 per share compared to $.44 per share for the six months ended June 30, 2007.






-------------------------------------------------------------------------------
Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 August 11, 2008


Continuing Operations:

Loss from continuing operations was $.41 per share for the six months ended June 30, 2008 compared to $.62 per share for the six months ended June 30, 2007. This decrease of $.21 per share is primarily attributable to the $.14 per share decrease in the Company's share of the loss from joint ventures.

The Company's share of the loss from joint ventures was $.12 per share for the six months ended June 30, 2008 compared to $.26 per share for the six months ended June 30, 2007. This decrease of $.14 per share is primarily attributable to the fact that the Company's basis in some of these investments has been reduced to zero. For the six months ended June 30, 2008, losses on these investments were only recorded to the extent of their basis and thereafter, any distributions received on such investments were recorded in income.

Discontinued Operations:

The total income from discontinued operations was $.01 per share for the six months ended June 30, 2008 compared to $.18 per share for the six months ended June 30, 2007.

The six months ended June 30, 2007 included a gain of $.16 per share from the sale of the Cambridge Green property in Council Bluffs, Iowa and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Stock Repurchases
-----------------

During the quarter ended June 30, 2008, the Company purchased 13,032 shares of its Class A common stock for an average cost of $5.49 per share and 230,872 shares of its Class B common stock for an average cost of $5.75 per share.

Dividend Declared:
------------------

In August, 2008, the Company declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on September 30, 2008 to shareholders of record on September 9, 2008. The dividend represents a yield of 14.88% on the Class A shares and 12.75% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.





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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 August 11, 2008



                                                                                RESULTS OF OPERATIONS
                                                                                     (Unaudited)
                                                                THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                                      JUNE 30,                          JUNE 30,
                                                               2008             2007              2008              2007
Gross revenues (excluding revenues from
  discontinued operations)                                   $1,767,000        $1,674,000        $3,575,000        $3,408,000
                                                           =============   ===============   ===============   ===============

Loss from continuing operations                               ($661,000)      ($1,329,000)      ($1,605,000)      ($2,427,000)
                                                           -------------   ---------------   ---------------   ---------------

Income (loss) from discontinued operations                       34,000            26,000            59,000           (46,000)
Net gain from sales of discontinued operations                   -                 89,000            -                736,000
                                                           -------------   ---------------   ---------------   ---------------
Total income from discontinued operations                        34,000           115,000            59,000           690,000
                                                           -------------   ---------------   ---------------   ---------------

Net Loss                                                      ($627,000)      ($1,214,000)      ($1,546,000)      ($1,737,000)
                                                           =============   ===============   ===============   ===============


Per share of common stock (basic and diluted):
Loss from continuing operations                                  ($0.17)           ($0.34)           ($0.41)           ($0.62)
                                                           -------------   ---------------   ---------------   ---------------

Income from discontinued operations                                0.01              0.01              0.01                 -
Net gain from sales of discontinued operations                        -              0.02                 -              0.18
                                                           -------------   ---------------   ---------------   ---------------
Total income from discontinued operations                          0.01              0.03              0.01              0.18
                                                           -------------   ---------------   ---------------   ---------------

Net Loss per Common Share - basic and diluted                    ($0.16)           ($0.31)           ($0.40)           ($0.44)
                                                           =============   ===============   ===============   ===============

Average shares outstanding - basic and diluted                3,878,734         3,939,103         3,906,860         3,938,243
                                                           =============   ===============   ===============   ===============

Cash distributions per common share                               $0.16             $0.16             $0.32             $0.32
                                                           =============   ===============   ===============   ===============








-------------------------------------------------------------------------------
Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                 FOR IMMEDIATE RELEASE
                                                 White Plains, New York
                                                 August 11, 2008



Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2007 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number